                                                                EXHIBIT 10.16(A)

                     FIRST AMENDMENT TO THE LOAN AGREEMENT
                     -------------------------------------


          This FIRST AMENDMENT TO THE LOAN AGREEMENT ("Agreement") is made
                                                       ---------
effective as of, although not necessarily on, the 9th day of July, 1996, by and between GUARANTY FEDERAL BANK, F.S.B., a federal savings bank ("Bank") and
                                                                ----
HOMEOWNERS MORTGAGE & EQUITY, INC., a Delaware corporation, d/b/a HOME, INC. ("Borrower")
----------

                             W I T N E S S E T H :
                             - - - - - - - - - -


          WHEREAS, on June 1, 1996, Borrower and Bank entered into that certain Warehouse Loan Agreement (together with all amendments, modifications and restatements thereof, the "Loan Agreement") dated of even date therewith
                           --------------
providing for a $2,000,000.00 credit facility (together with all increases, collectively, the "Loan").
                   ----

          WHEREAS, in connection with the execution of the Loan Agreement, Borrower executed that certain Promissory Note dated of even date (the "Note"),
                                                                        ----
that certain Security Agreement ("Security Agreement") was executed by Borrower
                                  ------------------
and Bank and a Financing Statement filed with the Secretary of State of Texas (the "Financing Statement");
      -------------------

          WHEREAS, Bank and Borrower desire to amend the Loan Documents to reflect certain changes to the Loan Agreement. All terms not defined herein are used as defined in the Loan Agreement.

          NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bank and Borrower hereby agree as follows:

          1.  Loan Agreement.  The following modifications are hereby made to
              --------------
the Loan Agreement effective as of the date hereof:

              (a) The first Whereas clause on page 1 of the Loan Agreement is hereby modified to read in its entirety:

                   "WHEREAS, Borrower has requested that Bank make a loan (the
              "Loan") to Borrower in the amount of $10,000,000.00 to enable Borrower to originate and/or purchase conventional home improvement, second lien mortgage loans and Title I Loans;"

              (b)  The definition of "Collateral Value" appearing on page 3 is
                                      ----------------
          hereby modified to read in its entirety:

                   ""Collateral Value" shall mean as of any date of
                     ----------------
              determination, an amount equal to (y) with respect to Title I Loans which are Covered Mortgage Loans by virtue of a FNMA Take-Out Commitment, ninety-eight percent (98%) and (z) with respect to Title I Loans sold to the Investors other than FNMA and with respect to Non-Title I Loans, ninety-seven percent (97%), of the least of: (i) the actual out of pocket costs to Borrower of such Mortgage Collateral (or in the case of any Mortgage Note funded by Borrower, the original principal amount of such Mortgage Note minus any discount points paid to Borrower upon the closing of the loan evidenced by such Mortgage Note), or (ii) the Take-Out Value of such item of Mortgage Collateral, or (iii) at the option of Bank, the Market Value of such Mortgage Note; provided, however, that (a) in no event shall the calculation above cause Bank to fund an amount in excess of par for any Mortgage Loan, (b) any Mortgage Note which evidences a Title I Loan shall be utilized in the computation of Collateral Value for a maximum period of one hundred twenty (120) days, (c) any Mortgage Note which evidences a loan which is a Non-Title I Loan shall be utilized in the computation of

              Collateral Value for a maximum period of ninety (90) days, (d) any Mortgage Note which is in default, shall be excluded from the computation of Collateral Value, (e) the cumulative Collateral Value attributable to Second Lien Mortgage Loans which are Conventional Loans shall be limited to $2,000,000.00, and (f) the cumulative Collateral Value at any time attributable to Second Lien Mortgage Loans which are Conventional Loans other than (i) Conventional Home Improvement Loans, (ii) Conventional Purchase Money Second Lien Loans and (iii) Conventional Equity Recovery Loans, shall be limited to $1,000,000.00."

              (c) The definition of "Commitment" is hereby modified to read in its entirety:

                   ""Commitment" as to Bank shall mean the obligation of Bank to
                     ----------
              make Advances to Borrower pursuant to Section 2.01 hereof in an
                                                    ------------
              aggregate amount not to exceed at any one time outstanding the amount of $10,000,000.00."

              (d)  The definition of "Covered Mortgage Loan" is hereby modified
                                      ---------------------
          to read as follows in its entirety:

                   ""Covered Mortgage Loan" means a Title I Loan, a Conventional
                     ---------------------
              Loan, a Conventional Home Improvement Loan, a Conventional Purchase Money Second Lien Loan, or Conventional Equity Recovery Loan, with respect to which Borrower has a Take-Out Commitment (excluding Take-out Commitments issued by an Affiliate of Borrower)."

              (e)  The definition of "Delivery Commitment Certificate" is hereby
                                      -------------------------------
              deleted.

              (f)  The definition of "Dry Advance" is hereby deleted.
                                      -----------

              (g)  The definition of "Fixed Rate" is hereby modified to read as
                                      ----------
              follows in its entirety:

                   ""Fixed Rate" shall mean a fixed rate of interest equal to
                     ----------
              three and one half percent (3.5%) per annum."

              (h)  The definition of "Investor" is hereby modified to read as
                                      --------
              follows in its entirety:

                   ""Investor" shall mean any Person (other than an Affiliate of
                     --------
              Borrower), which may include GFB, approved by Bank in writing in its sole discretion, including but not limited to those Investors listed on Exhibit "D", who agrees to purchase Mortgage Notes
                        -----------
              pursuant to a Take-Out Commitment."

              (i) The following new definition is added in alphabetical order to the definitions on page 8:

                   ""Liquidity" shall mean the sum of the following: (a)
                     ---------
              Borrower's cash plus (b) Net Collateral Surplus."

              (j) The following new definition is added in alphabetical order to the definitions on page 8:

                   ""Master Take-Out Commitment" shall mean a Take-Out
                     --------------------------
              Commitment from an Investor agreeing to purchase a specified dollar amount of Mortgage Loans during a specified time period provided such Mortgage Loans comply with the eligibility requirements of Investor's loan program."

              (k)  The definition of "Maximum Loan Amount" is hereby modified to
                                      -------------------
          read as follows in its entirety:

                   ""Maximum Loan Amount" means, at any time, the sum of
                     -------------------
              $10,000,000.00."

              (l)  The definition of "Mortgage" is hereby modified to read as
                                      --------
          follows in its entirety:

                   ""Mortgage" shall mean a mortgage or deed of trust, on
                     --------
              standard forms approved by VA, FHA, FNMA or FHLMC or otherwise in form and substance satisfactory to Bank, granting a perfected first-priority (or second-priority in the case of a Second Lien Mortgage Loan or junior priority in the case of a secured Title I
              Loan) lien on residential real property consisting of land and a single family (1-4 family) dwelling thereon which is completed and ready for occupancy."

              (m)  The definition of "Mortgage Collateral" is hereby modified to
                                      -------------------
          read as follows in its entirety:

                   ""Mortgage Collateral" shall mean all Mortgage Notes and
                     -------------------
              those items described in the Credit Request, which Bank has accepted as Mortgage Collateral hereunder supported by the documentation specified herein, which meets continuously the following additional conditions: (i) which at all times constitute a Covered Mortgage Loan, (ii) which are made payable to the order of Borrower or have been endorsed (without restriction or limitation) payable to the order of Borrower, (iii) in which the Bank has been granted and continues to hold a perfected first-priority security interest, (iv) which are in form and substance acceptable to the Bank in its reasonable discretion, (v) which are secured by Mortgages, (vi) which, together with such Mortgages, conform in all respects with all the requirements for purchase of such Mortgage Notes under the Take-Out Commitments and are valid and enforceable in accordance with their respective terms, (vii) under which there shall be no default as to the payment of any installment of principal or interest, or other default, and foreclosure or other similar proceedings shall not have been commenced with respect thereto, (viii) there shall be no pending claim for any credits, allowance or adjustment with respect thereto, (ix) each Mortgage Loan is delivered to Bank not more than five (5) Business Days after the date of funding of such Mortgage Loan, (x) if required by applicable Appraisal Laws and Regulations, is covered by an Appraisal which complies with all applicable Appraisal Laws and Regulations and (xi) which are one of the following a Title I Loan (which may be unsecured if no collateral was taken for such loan), a Conventional Equity Recovery Loan, a Conventional Home Improvement Loan, a Conventional Purchase Money Second Lien Loan or a Second Lien Mortgage Loan."

              (n)  The definition of "Mortgage Loan" is hereby modified to read
                                      -------------
          as follows in its entirety:

                   ""Mortgage Loan" means a loan represented by a Mortgage Note
                     -------------
              which bears interest at either a Fixed Rate or an adjustable rate and which is collateralized or secured by a Mortgage (except in the case of a Title I Loan which is not secured by real property), provided that in no event shall Mortgage Note mean a promissory note evidencing a commercial loan."

              (o)  The definition of "Mortgage Note" is hereby modified to add
                                      -------------
          the following phase: "a Title I Loan" after the word "evidencing" in the first line of the definition.

              (p) The following new definition is added in alphabetical order to the definitions on page 9:

                   ""Non-Title I Loan" shall mean a Conventional Loan which is a
                     ----------------
              Second Lien Mortgage Loan, a Conventional Equity Recovery Loan, a Conventional Home Improvement Loan or a Conventional Purchase Money Second Lien Loan not insured under Title I."

              (q)  The definition of "Operating Account" is hereby deleted.
                                      -----------------

              (r)  The definition of "Take-Out Commitment" is hereby modified to
                                      -------------------
          read as follows in its entirety:

                   ""Take-Out Commitment" for Non-Title I Loans shall mean a
                     -------------------
              current, valid, binding and enforceable commitment to purchase that specific Mortgage Note which constitutes Mortgage Collateral (evidenced by the written pre-approval of that Mortgage Loan from the Investor) within a period of not more than ninety (90) days from the date of such Mortgage Note related thereto in an amount, form and substance satisfactory to Bank in its reasonable discretion, issued by an Investor and with respect to which there shall be no condition which cannot be reasonably anticipated to be satisfied or complied with prior to its expiration. For Title I Loans Take-Out Commitment shall mean a current, valid, binding and enforceable commitment to purchase that specific Mortgage Note which constitutes Mortgage Collateral (evidenced by the written pre-approval of that Mortgage Loan from the Investor) within a period of not more than one hundred twenty (120) days from the date of such Mortgage Note related thereto in an amount, form and substance satisfactory to Bank in its reasonable discretion, issued by an Investor and with respect to which there shall be no condition which cannot be reasonably anticipated to be satisfied or complied with prior to its expiration."

              (s) The following new definition is added in alphabetical order to the definitions on page 12:

                   ""Title I" means Title I of the National Housing Act in 1934,
                     -------
              12 U.S.C. 1703, as amended by the National Affordable Housing Act of 1989 and the Housing and Community Development Act of 1992,"

              (t) The following new definition is added in alphabetical order to the definitions on page 12:

                   ""Title I Loan" means a Loan reasonably satisfactory to the
                     ------------
              Bank, which conforms to the eligibility requirements established by an Investor pursuant to the requirements of a Take-Out Commitment acceptable to Bank and which is insured under Title I."

              (u)  The definition of "Wet Advance" is hereby deleted.
                                      -----------

              (v)  Section 2.03 is hereby modified to read as follows in its
                   ------------
          entirety:

              "Section 2.03.  Notice and Manner of Obtaining Borrowings.
                              -----------------------------------------

                   Borrowings.  Borrower shall give the Bank (i) prior to 9:00
                   ----------
              p.m. (Dallas, Texas time) on the Business Day prior to a Borrowing Date, telephonic or telecopy notice of the amount of such requested Borrowing, (ii) written notice by means of a Credit Request sent to Bank by telecopy or Federal Express and received by Bank prior to 10:30 a.m. (Dallas, Texas time) on the Borrowing Date in accordance with the provisions of Section 4.02 hereof and
                                                        ------------
              (iii) original documents required pursuant to Section 3.02. The
                                                            ------------
              Bank will make such funds available to the Borrower in accordance with Section 3.06."
                   ------------

              (w)  Section 2.04(c)(1)(a) is hereby modified to read "the sum of
                   ---------------------
          the Funds Rate and three and one half percent (3.5%)".

              (x)  Section 2.04(c)(2)(a) is hereby modified to read as follows:
                   ---------------------
          "the sum of the Base Rate and one and one half percent (1.5%)".

               (y) Section 3.02(b) is hereby modified as follows to read in its
                   ---------------
          entirety:

                   "(b) the original filed copy, or a copy of the original filed copy, certified by the Borrower (and if applicable the title company that insured title to the mortgage property) as being true and complete, of the Mortgage (or in the case of Title I Loan, if applicable, the security agreement and financing statement as to loans secured by personal property but not real property and certificate of title in the case of Title I Loans secured by manufactured homes) relating to each Mortgage Note;"

              (z)  Section 3.02(c) is hereby modified as follows to read in its
                   ---------------
          entirety:

                   "(c) an original assignment (leaving the name of the assignee blank) executed by Borrower, for each Mortgage Note and the Mortgage (or in the case of Title I Loans, if secured by personal property, security agreement, financing statements and certificate of title in the case of manufactured homes) securing such Mortgage Note, in recordable form, and otherwise in form satisfactory to the Bank [and if the Borrower is not the named payee on the face of such Mortgage Note, copies (bearing evidence of recordation or certification by the Borrower that such intervening assignment has been sent to the appropriate Governmental Authority for recordation) of all intervening assignments of such Mortgage Note and the related Mortgage (or in the case of Title I Loans, if secured by personal property, security agreement, financing statements and certificate of title in the case of manufactured homes)];"

              (aa) Sections 3.02(d), (e) and the final paragraph of Section 3.02
                   ---------------------                            ------------
          are hereby modified to read as follows in their entirety:

                   "(d) Evidence satisfactory to Bank that all Mortgage Loans pledged as Collateral hereunder including those listed on the Collateral Schedule are Covered Mortgage Loans; and

                   (e) if applicable, a true and complete photocopy of the
              closing instructions executed by Borrower and the title company closing the transaction (which shall not be an Affiliate of Borrower) evidenced by such Mortgage Note, along with a copy of the title commitment, borrower's closing statement showing among other items payment of the title insurance policy premium and evidence of compliance with the Federal Truth in Lending Act and the Real Estate Settlement Procedures Act.

              Borrower shall hold in trust for the Bank, with respect to each Mortgage Note if applicable, a mortgagee policy of title insurance insuring Borrower's perfected, first-priority Lien (and in the case of a Second Lien Mortgage Loan, a second-priority lien and in the case of a Title I Loan, a junior lien) created by the Mortgage securing such Mortgage Note, if applicable, the original insurance policies referred to in Section 6.06 hereof, if required by Appraisal Laws and Regulations, an Appraisal complying with the Appraisal Laws and Regulations and all other original documents executed in connection with such Mortgage Note and not delivered to the Bank, and shall specifically identify such items in the Credit Request and upon request of the Bank shall immediately deliver such items to the Bank. The Bank in its reasonable discretion may reject as unsatisfactory any items so delivered and in such event such Mortgage Loans shall have a Collateral Value of zero."

              (bb) Section 3.04(f)(1) is hereby modified to read as follows in
                   ------------------
          its entirety:

                   "(1)  Within the earlier to occur of (A) the date in which the time limit provided in the applicable Take-Out Commitment with respect to any Mortgage Loan expires or (B) the date that is (I) ninety (90) days for Non-Title I Loans and one hundred twenty
              (120) days for Title I Loans, following the date of delivery to the Bank for any type of Mortgage Loan such Mortgage Loan shall not have been sold or exchanged for other Mortgage Collateral; or the issuer of such Take-Out Commitment shall decline to purchase such Mortgage Loan for any reason, including without limitation, for the reason that such Mortgage Loan was not made in compliance with applicable federal and/or state laws or regulations; or"

              (cc) Section 3.04(f)(5) is hereby modified to read as follows in
                   ------------------
          its entirety:

                   "(5) Any Mortgage deposited as Mortgage Collateral shall not continue to be (A) a valid and enforceable first Lien (or second Lien in the case of Second Lien Mortgage Loans, Conventional Equity Recovery Loan, Conventional Home Improvement Loan, or Conventional Purchase Money Second Lien Loan or a junior lien in the case of Title I Loans) on the mortgaged property covered thereby, and in compliance with all laws applicable thereto, (B) if applicable, insured in favor of Borrower and its assignees by a reputable, duly licensed title insurance company acceptable to the Bank under a policy of title insurance in the full amount of the loan related thereto, (C) in full force and effect, and (D) fully serviced by or for Borrower (including the collection of all amounts due thereon); or"

              (dd) Section 3.04(f)(9) is hereby deleted and "; or" at the end of
                   ------------------
          Section 3.04(f)(8) is replaced with a period.
          ------------------

              (ee) The references to "Operating Account" in Section 3.06 in the
                                                            ------------
          title and preliminary paragraph are hereby deleted.

              (ff) Section 3.06(c) is hereby modified to read as follows in its
                   ---------------
          entirety:

                   "[INTENTIONALLY DELETED]"

              (gg) Sections 3.06(f), (g) and (h) are hereby deleted and replaced
                   -----------------------------
          with the following subparagraphs:

                   "(f) proceeds of Advances shall be wired directly from the
              Funding Account to Borrower's operating account at Frost National Bank, San Antonio, Texas ABA #114000093, Credit: Home, Inc. Account #591044583; and

                   (g) proceeds from the redemption of Mortgage Collateral shall be deposited in the Settlement Account."

              (hh) Section 3.07(a) is hereby modified to replace the phrase "and
                   ---------------
          (vi) any consumer protection laws;" with the phrase "(vi) any consumer protection laws, and (vii) in the case of a Title I Loan, that such Mortgage Loan complies in all respects with the requirements of Title I and is presently insured under Title I;"

              (ii) Section 3.07(d) is hereby modified to read as follows in its
                   ---------------
          entirety:

                   "(d) the Mortgage related to such Mortgage Note creates a
              perfected first-priority Lien (or second-priority Lien in the case of Second Lien Mortgage Loan, Conventional Equity Recovery Loan, Conventional Home Improvement Loan, or Conventional Purchase Money Second Lien Loan or in the case of a Title I Loan, a junior lien) on residential real property consisting of land and a one-to-four family dwelling thereon which is completed and ready for occupancy and such Mortgage, the title policy relevant thereto and the other Mortgage documents relevant thereto comply in all respects with the requirements of the Investor under the Take-Out Commitment by which such Mortgage Note is "covered;"

              (jj) Section 3.08 is hereby modified to read as follows in its
                   ------------
          entirety:

                   "Section 3.08 Borrower Appointed Agent. The Bank hereby
                                 ------------------------
              appoints the Borrower (and, in the case of any loan evidenced by a Mortgage Note originated by a Person other than the Borrower, also appoints such other Person) as its agent for purposes of (a) obtaining Appraisals if required by Appraisal Laws and Regulations and (b) complying with Appraisal Laws and Regulations."

              (kk) Section 4.02(c) is hereby modified to read as follows in its
                   ---------------
          entirety:

                   "(c) along with each Credit Request, Borrower shall deliver to the possession of the Bank originals of all the items required to be delivered to the Bank by Section 3.02;"
                                             ------------

              (ll) Section 4.02(g) is hereby modified to read as follows in its
                   ---------------
          entirety:

                   "(g) the Funding Account and the Settlement Account shall be established and in existence; and"

              (mm) Section 4.02(h) is hereby deleted.
                   ---------------

              (nn) Section 5.23 is hereby modified to read as follows in its
                   ------------
          entirety:

                   "Section 5.23 Eligibility. Borrower is an eligible FHA Title
                                 -----------
              I mortgagee and a FNMA seller/servicer for Title I Loans."

              (oo) Section 6.01(a) is hereby modified to replace the deadline of
                   ---------------
          "one hundred twenty (120) days" appearing in the first line with the deadline of "ninety (90) days".

              (pp) Section 6.01(d)(iii) is hereby modified to replace the phrase
                   --------------------
          "and cost of servicing" at the end of such subsection with the phrase "cost of servicing, claims filed, claims paid and claims rejected".

              (qq) Section 6.16 is hereby modified to read as follows in its
                   ------------
          entirety:

                   "Section 6.16  Maintenance of Collateral.  Borrower will keep
                                  -------------------------
              and maintain at all times each Mortgage securing the Mortgage Notes constituting Mortgage Collateral or other instruments or documents evidencing Mortgage Collateral held by or for Bank (i) as a valid and enforceable lien on the mortgaged property covered thereby if a secured Mortgage Loan, enforceable and in compliance with all laws applicable thereto; (ii) if applicable, insured in favor of Borrower and its assignees by a reputable, duly licensed title insurance company (which is not an Affiliate of Borrower), under a mortgagee policy of title insurance in the full amount of the loan related thereto; and (iii) in full force and effect, without any default. If applicable, the improvements on the land covered by each Mortgage relating to a Mortgage Note constituting Mortgage Collateral shall be kept continuously insured at all times by reasonable insurance companies against fire and extended coverage hazards under policies, binders, letters, or certificates of insurance, with a standard mortgagee clause in favor of Borrower and its assigns. Borrower shall, and does hereby, assign all such insurance, if applicable, to the Bank only so long as the related Mortgage Note shall constitute Mortgage Collateral. Each such policy must be in an amount equal to the lesser of the maximum insurable value of the improvements or the original principal amount of the Mortgage, without reduction by reason of any co-insurance, reduced rate contribution, or similar clause of the policies or binders."

              (rr) Section 6.23 is hereby modified to read as follows in its
                   ------------
          entirety:

                   "Section 6.23  Appraisals.  If applicable, the Borrower shall
                                  ----------
              obtain and maintain a copy of an Appraisal with respect to the underlying property covered by each Mortgage included as Mortgage Collateral, shall require that all Appraisals delivered to Borrower in connection with the Mortgage Loans constituting Mortgage Collateral (whether originated by the Borrower or purchased by Borrower) comply in all respects with the Appraisal Laws and Regulations, shall implement and maintain administrative and operating procedures which permit the Borrower, the Bank to verify such compliance."

              (ss) Section 7.06(d) is hereby modified to replace the figure of
                   ---------------
          "$75,000.00" with the figure of "$100,000.00".

              (tt) Section 7.11 is hereby modified to replace the figure of
                   ------------
          "$500,000.00" appearing in part (a) with the figure, "$3,000,000.00".

              (uu) Section 7.13 is hereby modified to replace the figure of
                   ------------
          "$500,000.00" appearing in part (a) with the figure "$3,000,000.00".

              (vv) Section 7.14 is hereby modified to replace the ratio of "10.0
                   ------------
          to 1.0" with the ratio of "3.5 to 1.0".

              (ww) The following new paragraph Section 7.20 Liquidity. is hereby
                                               ----------------------
          added:

                   "Liquidity.  Borrower at all times shall maintain a minimum
                    ---------
              Liquidity of no less than $500,000.00."

              (xx) The listing of "Exhibits" is hereby modified to read as shown on the page entitled "Exhibits" attached hereto and incorporated herein by this reference.

              (yy) Exhibit "A" is hereby modified to read as shown on Exhibit
                   -----------                                        -------
          "A" attached hereto and incorporated herein by this reference.
          ---

              (zz) Exhibit "B" is hereby deleted.
                   -----------

              (ab) Exhibit "C" is hereby modified to read as shown on Exhibit
                   -----------                                        -------
          "C" attached hereto and incorporated herein by this reference.
          ---

              (ac) Exhibit "D" is hereby added and reads as shown on Exhibit "D"
                   -----------                                       -----------
          attached hereto and incorporated herein by this reference.

              (ad) Exhibit "G" is hereby modified to read as shown on Exhibit
                   -----------                                        -------
          "E" attached hereto and incorporated herein by this reference.
          ---

              (ae) Exhibit "H" is hereby modified to read as shown on Exhibit
                   -----------                                        -------
          "F" attached hereto and incorporated herein by this reference.
          ---
          2.  Note.  Borrower shall execute a new promissory note in the form
              ----
shown on Exhibit "C" and incorporated herein by this reference.
         -----------

          3.  Security Agreement.  The Security Agreement is modified as
              ------------------
follows:

              (a)  The following new definition is added in alphabetical order:

                   "FHA Receivables" shall mean any and all claims of Borrower
                    ---------------
              against the United States Department of Housing and Urban Development for payment of a claim filed by Borrower relating to a Title I Loan serving as Collateral hereunder."

              (b)  The following new definition is added in alphabetical order:

                   ""Title I" means Title I of the National Housing Act in 1934,
                     -------
              12 U.S.C. 1703, as amended by the National Affordable Housing Act of 1989 and the Housing and Community Development Act of 1992."

              (c) The following new definition is added in alphabetical order to the definitions on page 12:

                   ""Title I Loan" means a Loan reasonably satisfactory to the
                     ------------
              Bank, which conforms to the eligibility requirements established by an Investor pursuant to the requirements of a Take-Out Commitment acceptable to Bank and which is insured under Title I .

              (d) Section 2(e) is hereby modified to add the phrase "FHA
                  ------------
          Receivables" after the phrase "including, without limitation,"

          4.  Financing Statements. Borrower shall execute an UCC-3 modifying
              --------------------
the existing financing statement in the form attached hereto as Exhibit "G".
                                                                -----------

          5.  Commitment Fee.  The Borrower shall pay on or before July 1, 1996
              --------------
the commitment fee due on such date pursuant to Section 11.02 of the Loan
                                                -------------
Agreement in the amount of $3,125.00.

          6.  [INTERNATIONALLY DELETED]

          7.  Closing Letter.  Borrower shall execute a closing letter in the
              --------------
form attached hereto as Exhibit "H".
                        -----------

          8.  Acknowledgement by Borrower. Except as otherwise specified herein,
              ---------------------------
the terms and provisions of the Loan Documents are ratified and confirmed and shall remain in full force and effect, enforceable in accordance with their terms. Borrower hereby acknowledges, agrees and represents that (i) Borrower is indebted to the Bank pursuant to the terms of the Note; (ii) the liens, security interests and assignments created and evidenced by the Loan Documents are, respectively, valid and subsisting liens, security interests and assignments of the respective dignity and priority recited in the Loan Documents; (iii) the representations and warranties contained in the Loan Documents are true and correct representations and warranties of Borrower, as of the date hereof and no defaults exist under the Loan Documents; and (iv) Borrower has no set-offs, counterclaims, defenses or other causes of action against the Bank arising out of the Loan Documents, the modification and extension of the Loan, any documents mentioned herein or otherwise and to the extent any such set-offs, counterclaims, defenses or other causes of action may exist, whether known or unknown, such items are hereby waived by Borrower.

          9.  No Waiver of Remedies.  Nothing contained in this Agreement shall
              ---------------------
prejudice, act as, or be deemed to be a waiver of any right or remedy available to the Bank by reason of the occurrence or existence of any fact, circumstance or event constituting a default under the Note or the other Loan Documents.

          10. Costs and Expenses.  Contemporaneously with the execution and
              ------------------
delivery hereof, Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation, execution and recordation hereof and the consummation of the transaction contemplated hereby, including, but not limited to, recording fees and reasonable fees and expenses of legal counsel to the Bank. The attorney's fees and expenses of the Bank's law firm, Jackson & Walker, L.L.P., shall be paid simultaneously with the execution of this Agreement.

          11.  Additional Documentation.  From time to time, Borrower shall
               ------------------------
execute or procure and deliver to Bank such other and further documents and instruments evidencing, securing or pertaining to the Loan or the Loan Documents as shall be reasonably requested by the Bank so as to evidence or effect the terms and provisions hereof.

          12. Effectiveness of the Loan Documents.  Except as expressly
              -----------------------------------
modified by the terms and provisions hereof, each of the terms and provisions of the Loan Documents are hereby ratified and shall remain in full force and effect; provided, however, that any reference in any of the Loan Documents to the Loan, the amount constituting the Loan, any defined terms, or to any of the other Loan Documents shall be deemed, from and after the date hereof, to refer to the Loan, the amount constituting the Loan, defined terms and to such other Loan Documents, as modified hereby.

          13. GOVERNING LAW.  THE BORROWER HEREBY AGREES THAT THE OBLIGATIONS
              -------------
CONTAINED HEREIN ARE PERFORMABLE IN DALLAS COUNTY, TEXAS. ALL PARTIES HERETO AGREE THAT (I) ANY ACTION ARISING OUT OF THIS TRANSACTION MAY BE FILED IN DALLAS COUNTY, TEXAS, (II) VENUE FOR ENFORCEMENT OF ANY OF THE OBLIGATIONS CONTAINED IN THE LOAN DOCUMENTS SHALL BE IN DALLAS COUNTY, TEXAS, (III) PERSONAL JURISDICTION SHALL BE IN DALLAS COUNTY, TEXAS, (IV) ANY ACTION OR PROCEEDING UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE COMMENCED AGAINST BORROWER IN DALLAS COUNTY, (V) SUCH ACTION MAY BE INSTITUTED IN THE COURTS OF THE STATE OF TEXAS LOCATED IN DALLAS COUNTY, TEXAS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS LOCATED IN DALLAS COUNTY, TEXAS, AT THE OPTION OF THE BANK AND (VI) THE BORROWER HEREBY WAIVES ANY OBJECTION TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING AND ADDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO BE SUED ELSEWHERE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF EACH BANK TO ACCOMPLISH SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

          14. Time.  Time is of the essence in the performance of the covenants
              ----
contained herein and in the Loan Documents.

          15. Binding Agreement.  This Agreement and the Loan Documents shall be
              -----------------
binding upon the heirs, executors, administrators, personal representatives, successors and assigns of the parties hereto; provided, however, the foregoing shall not be deemed or construed to (i) permit, sanction, authorize or condone the assignment of all or any part of the Collateral or any of Borrower's rights, titles or interest in and to the Collateral or any rights, titles or interests in and to Borrower, except as expressly authorized in the Loan Documents, or (ii) confer any right, title, benefit, cause of action or remedy upon any person or entity not a party hereto, which such party would not or did not otherwise possess.

          16. Headings.  The section headings hereof are inserted for
              --------
convenience of reference only and shall in no way alter, amend, define or be used in the construction or interpretation of the text of such section.

          17. Construction.  Whenever the context hereof so required,
              ------------
reference to the singular shall include the plural and likewise, the plural shall include the singular; words denoting gender shall be construed to mean the masculine, feminine or neuter, as appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative of the general recitation.

          18. Counterparts.  To facilitate execution, this Agreement may be
              ------------
executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature and acknowledgement of, or on behalf of, each party or that the signature and acknowledgement of all persons required to bind any party appear on each counterpart. All counterparts shall collectively constitute a single document containing the respective signatures and acknowledgement of, or on behalf of, each of the parties hereto. Any signature and acknowledgement page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures and acknowledgements thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature and acknowledgement pages.

          THIS AGREEMENT AND THE LOAN DOCUMENTS COLLECTIVELY REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

          EXECUTED as of the date first above written.


                              BANK:
                              ----

                              GUARANTY FEDERAL BANK, F.S.B.,
                              a federal savings bank



                              By: /s/W. James Meintjes
                                  ---------------------------
                                  W. James Meintjes,
                                  Assistant Vice President


                              BORROWER:
                              --------

                              HOMEOWNERS MORTGAGE & EQUITY, INC.,
                              a Delaware corporation d/b/a HOME, INC.


                              By:/s/Tommy M. Parker
                                 ----------------------------
                                 Tommy M. Parker,
                                 Executive Vice President

STATE OF TEXAS      (S)
                    (S)
COUNTY OF DALLAS    (S)


     This instrument was ACKNOWLEDGED before me the 12th day of July, 1996, by
W. James Meintjes, Assistant Vice President of GUARANTY FEDERAL BANK, F.S.B., a federal savings bank, on behalf of said bank.

                                       /s/Jean Turner
                                       --------------------------------
                                       Notary Public - State of Texas

My Commission expires:
1-13-97
------------------------
                                       JEAN TURNER
                                       ---------------------------------
                                       Printed Name of Notary


                                        [NOTARY PUBLIC SEAL]

STATE OF TEXAS      (S)
                    (S)
COUNTY OF TRAVIS    (S)


     This instrument was ACKNOWLEDGED before me the 9 day of July, 1996, by Tommy M. Parker, Executive Vice President of HOMEOWNERS MORTGAGE & EQUITY, INC. d/b/a Home, Inc., a Delaware corporation, on behalf of said corporation.


                                      /s/Glenda Houchin
                                      ------------------------------------
                                      Notary Public - State of Texas


My Commission expires:
1-20-98
---------------------------
                                       GLENDA HOUCHIN
                                       ---------------------------------
                                       Printed Name of Notary

                                       [NOTARY PUBLIC SEAL]

Exhibits:
--------

"A"  -- Mortgage Warehouse Credit Request
"B"  -- [Intentionally Deleted]
"C"  -- Form of Promissory Note
"D"  -- Investors
"E"  -- Bailee Letter
"F"  -- Trust Receipt and Bailee Letter
"G"  -- Existing Indebtedness
"H"  -- Certificate Accompanying Financial Statements
"I"  -- [Intentionally Deleted]
"J"  -- [Intentionally Deleted]
"K"  -- [Intentionally Deleted]
"L"  -- Compliance Certificate
"M"  -- Interest Rate Election Notice

                                  EXHIBIT "A"
                                  -----------

                       MORTGAGE WAREHOUSE CREDIT REQUEST

From:     HomeOwners Mortgage & Equity, Inc. d/b/a Home, Inc.
          6836 Austin Center Blvd.
          Suite 280
          Austin, Texas  78731
          Phone (512) 343-8911
          Fax (512) 343-1837

TO:       Guaranty Federal Bank, F.S.B.



1. HOMEOWNERS MORTGAGE & EQUITY, INC. D/B/A HOME, INC. requests an Advance in the amount and on the date specified from the Bank (cumulatively, a

    "Borrowing") in the cumulative amount and on the date herein specified,
    ----------
    pursuant to the Warehouse Loan Agreement among Borrower, GUARANTY FEDERAL BANK, F.S.B. ("Bank"), dated as of June 1, 1996, as amended to date (the
                   ----
    "Agreement"), and hereby grants to Bank, in accordance with the provisions
    ----------
    of that certain Security Agreement, dated as of even date with the Agreement, between Borrower and the Bank, as amended to date, a security interest and Lien in the Mortgage Collateral described on the attached schedule. Capitalized terms used herein and defined in the Agreement shall be used herein as so defined.

2.  (a)  Borrowings requested:

           (i) Borrower hereby requests a Borrowing in the principal amount of $__________.

          (ii)  Requested Borrowing Date:  _______________, 199__.

         (iii) Borrower hereby grants to the Bank a security interest in each Mortgage Note described on Schedule I attached hereto.
                                           ----------

     (b) Requirement of Agreement: Maximum of $2,000,000 comprised of Second Lien Mortgage Loans which are Conventional Loans.

          Requirement satisfied     _______.

          Requirement not satisfied _______.

     (c) Requirement of Agreement: Maximum of $1,000,000.00 [of $2,000,000.00 in (c)] comprised of Second Lien Mortgage Loans other than Conventional Equity Recovery Loans, Conventional Purchase Money Second Lien Loans and Conventional Home Improvements Loans.

          Requirement satisfied     _______.

          Requirement not satisfied _______.

3.  The undersigned officer of Borrower represents and warrants to the Bank:

    (a) Borrower is entitled to receive the requested Borrowing under the terms and conditions of the Agreement;

    (b) all items which Borrower is required to furnish to the Bank pursuant to the Agreement accompany this Credit Request;

    (c) all Mortgage Collateral offered hereby conforms in all respects with the applicable requirements set forth in the Agreement and the Security Agreement;

    (d)   no Default has occurred and is continuing under the Agreement;

    (e) no change or event which constitutes a Material Adverse Effect has occurred;

    (f) each Mortgage Loan has been closed and funded with advance(s) (an "Advance") made by the Bank pursuant to the Agreement, such Advance
          --------
          constituting "new value" as that term is used in Section 9.304(d) of
                                                           ----------------
          the Texas Business and Commerce Code (or the corresponding provision of the Code of any other applicable jurisdiction).

    (g) Bank has a first perfected security interest in and first lien upon said Mortgage Loan, including, without limitation, in the promissory note evidencing such Mortgage Loan (the "Mortgage Note").
                                                   -------------

    (h) the Mortgage Note and all other documents, instruments and agreements required to be delivered to Bank pursuant to Section 2.03 of the
                                                       ------------
          Agreement with respect to such Mortgage Loan (the "Required
                                                             --------
          Documents"), have been delivered to Bank.
          ---------

     Borrower hereby acknowledges and agrees that any Advance relating to the Mortgage Loan described below is secured by all Collateral in which Bank has a security interest under the Agreement and Loan Documents.

4. Borrower represents and warrants that Borrower holds with respect to each of the Mortgage Notes hereby offered the following:

     (a) unless delivered herewith, the original filed copy of the Mortgage relating to such Mortgage Note;

     (b) if applicable, mortgagee policies of title insurance conforming to the requirements of the Bank or binding commitments for the issuance of same;

     (c) if applicable, insurance policies insuring the mortgaged premises as required by the Bank; and

     (d) unless delivered herewith, an original executed Take-Out Commitment relating to such Mortgage Note.

     Borrower agrees that it holds the above items in trust for the Bank, and will at any time deliver the same to the Bank upon request or, upon written instructions from the Bank, to any Person designated by the Bank. Borrower further agrees that it will not deliver any of the above items, nor give, transfer, or assign any interest in same, to any Person other than the Bank (or the Person or Persons designated by the Bank) without the prior written consent of the Bank.

5. The representations and warranties of Borrower contained in the Agreement and those contained in each other Loan Document to which Borrower is a party are true and correct in all respects on and as of the date hereof.

                              HomeOwners Mortgage & Equity, Inc.
                              d/b/a Home, Inc.,
                              a Delaware corporation


Date:____________, 199___     By:__________________________________________
                                 Tommy M. Parker,
                                 Executive Vice President



STATE OF TEXAS    (S)
                  (S)
COUNTY OF TRAVIS  (S)


     This instrument was ACKNOWLEDGED before me the ____ day of ___________, 199___, by Tommy M. Parker, Executive Vice President of HOMEOWNERS MORTGAGE & EQUITY, INC. D/B/A HOME, INC., a Delaware corporation, on behalf of said corporation.


                                 _______________________________________________
                                 Notary Public - State of Texas

My Commission expires:           _______________________________________________
                                 Printed Name of Notary
______________________

                                   SCHEDULE I
                                 MORTGAGE NOTES

                  Original
Type of           Principal     Collateral                       Interest   Maturity    Loan
 Loan     Date     Amount         Value       Maker     Payee      Rate      Date      Number
 ----     ----     ------         -----       ----      -----      ----      ----      ------


LEGEND:
-------

FNMA              -       Title I loans eligible for sale to FNMA (98% advance
----
                          rate)
Non-FNMA          -       Title I loans not eligible for sale to FNMA (97%
--------
                          advance rate)
Conv./HIL         -       Conventional Home Improvement (97% advance rate)
---------
Conv./ERL         -       Conventional Equity Recovery (97% advance rate)
---------
Conv./PMS         -       Conventional Purchase Money Seconds (97% advance rate)
---------
Conv./Other       -       Conventional loans other the Conventional Home
-----------
                          Improvement, Conventional Equity Recovery and
                          Conventional Purchase Money Seconds (97% advance rate)

                                  Exhibit "C"
                                  -----------

                           WAREHOUSE PROMISSORY NOTE
                           -------------------------


$10,000,000.00             Dallas, Texas                       July 9, 1996


     FOR VALUE RECEIVED, the undersigned, HOMEOWNERS MORTGAGE & EQUITY, INC. D/B/A HOME, INC., a Delaware corporation (herein called "Borrower"), hereby
                                                         --------
promises to pay to the order of GUARANTY FEDERAL BANK, F.S.B., a federal savings bank (herein called "Bank"), the principal sum of TEN MILLION AND NO/100 DOLLARS
                     ----
($10,000,000.00) or, if less, the aggregate unpaid principal amount of the Loan made under this Note by Bank to Borrower pursuant to the terms of the Loan Agreement (as hereinafter defined), together with interest on the unpaid principal balance thereof as hereinafter set forth, both principal and interest payable as herein provided in lawful money of the United States of America, for the account of Bank, at the offices of Guaranty Federal Bank, F.S.B. at 8333 Douglas Avenue, Dallas, Texas or at such other place within Dallas County, Texas or such other address as may be given to Borrower by the Bank.

     This Note (a) is executed and delivered pursuant to that certain Warehouse Loan Agreement dated as of June 1, 1996 between Borrower and the Bank (herein, as from time to time supplemented, amended or restated, called the "Loan
                                                                    ----
Agreement"), and is the Warehouse Promissory Note and the Note as defined
---------
therein, (b) is subject to the terms and provisions of the Loan Agreement, which contains provisions for payments and prepayments hereunder, acceleration of the maturity hereof upon the happening of certain stated events and the obligation of Bank to advance funds hereunder, and (c) is secured by and entitled to the benefits of certain Loan Documents (as identified and defined in the Loan Agreement). Payments on this Note shall be made and applied as provided herein and in the Loan Agreement. Interest shall be due and payable on each Interest Payment Date. Reference is hereby made to the Loan Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein and to the Loan Documents for a description of the nature and extent of the security thereby provided and the rights of the parties thereto. All capitalized terms used herein and not otherwise defined herein shall have the meanings given thereto in the Loan Agreement. The holder of this Note shall be entitled to the benefits provided for in the Loan Agreement.

     Interest shall be due and payable on the tenth day of each month, beginning July 10, 1996, and on any other Interest Payment Date. Interest shall accrue on the outstanding principal balance of this Note at the rates specified in the Loan Agreement.

     The principal amount of this Note, together with all unpaid interest accrued hereon, shall be due and payable in full on January 31, 1997. All payments of principal of and interest upon this Note shall be made by Borrower to the Bank in federal or other immediately available funds. All payments made hereon shall be due and payable and applied in accordance with the Loan Agreement.

     Notwithstanding the foregoing paragraph and all other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum amount of interest which, under applicable law, may be charged on this Note, and this Note is expressly made subject to the provisions of the Loan Agreement which more fully set out the limitations on how interest accrues hereon. In the event applicable law provides for a ceiling under Texas Revised Civil Statutes Annotated article 5069-1.04, that ceiling shall be the indicated rate ceiling and shall be used in this Note for calculating the Maximum Rate and for all other purposes. The term "applicable law" as used in this Note shall mean the laws of the State of Texas or the laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

     If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court of in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrower and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

     Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment for payment, protest, notice of protest, notice of intention to accelerate the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

     Borrower reserves the right to prepay the outstanding principal balance of this Note, in whole or in part at any time and from time to time without premium or penalty, in accordance with the terms of the Loan Agreement.

     This Note is executed in modification (but not in extinguishment) of that certain Warehouse Promissory Note dated June 1, 1996 in the principal amount of $2,000,000.00 executed by Borrower payable to the order of Bank.

     THIS NOTE AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED
     ---------------------------------------------------------------------------
BY THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT THE SAME ARE GOVERNED BY
--------------------------------------------------------------------------------
APPLICABLE FEDERAL LAW.
-----------------------

     THIS NOTE AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                                    HOMEOWNERS MORTGAGE & EQUITY, INC. D/B/A
                                    HOME, INC., a Delaware corporation

                                    By:  __________________________________
                                         Tommy M. Parker,
                                         Executive Vice President

STATE OF TEXAS     (S)
                   (S)
COUNTY OF TRAVIS   (S)


     This instrument was ACKNOWLEDGED before me the ____ day of July, 1996, by Tommy M. Parker, Executive Vice President of HOMEOWNERS MORTGAGE & EQUITY, INC. D/B/A HOME, INC., a Delaware corporation, on behalf of said corporation.


                                             ________________________________
                                             Notary Public - State of Texas

My Commission expires:                       ________________________________
---------------------                        Printed Name of Notary

                                  EXHIBIT "D"
                                  -----------


                                   INVESTORS
                                   ---------

                                  EXHIBIT "E"
                                  -----------

                                  EXHIBIT "G"
                                  -----------

                             EXISTING INDEBTEDNESS
                             ---------------------



                                    [NONE]

                                  EXHIBIT "E"
                                  -----------
                                                                       EXHIBIT H
                                                                       ---------


                           CERTIFICATE ACCOMPANYING
                           ------------------------
                             FINANCIAL STATEMENTS
                             --------------------


     Reference is made to that certain Loan Agreement dated as of June 1, 1996 (as from time to time amended, the "Agreement"), by and between HOMEOWNERS
                                    ---------
MORTGAGE & EQUITY, INC. D/B/A HOME, INC. ("Borrower") and GUARANTY FEDERAL BANK,
                                           --------
F.S.B. ("Bank"), which Agreement is in full force and effect on the date hereof.
         ----
Terms which are defined in the Agreement are used herein with the meanings given them in the Agreement.

     This Certificate is furnished pursuant to Sections 6.01(a) or 6.01(b) of
                                               ---------------------------
the Agreement. Together herewith Borrower is furnishing to Bank Borrower's audited annual financial statements or monthly financial statement (the "Financial Statements") dated ______________ (the "Reporting Date"). Borrower
---------------------                              --------------
hereby represents, warrants, and acknowledges to Bank that:

          (a) the officer of Borrower signing this instrument is the duly elected, qualified and acting _____________________of Borrower and as such is Borrower's chief financial officer;

          (b) the Financial Statements are accurate and complete and satisfy the requirements of the Agreement;

          (c)  attached hereto is Schedule H-1 showing Borrower's compliance as
                                  ------------
               of the Reporting Date with the requirements of Sections 7.01,
                                                                       -----
               7.02, 7.05, 7.06, 7.09, 7.10, 7.11, 7.12, 7.13, 7.14, 7.15, 7.16,
               -----------------------------------------------------------------
               7.17 and 7.20 of the Agreement and Borrower's non-compliance as
               --------------
               of such date with the requirements of Section(s) ____________________ of the Agreement;

          (d) on the Reporting Date Borrower was, and on the date hereof Borrower is, in full compliance with the disclosure requirements of Section 6.01 of the Agreement, and no Default otherwise
                  ------------
               existed on the Reporting Date or otherwise exists on the date of this instrument [except for Default(s) under Section(s) ____________________ of the Agreement, which (is/are] more fully described on a schedule attached hereto).

     The officer of Borrower signing this instrument hereby certifies that he has reviewed the Loan Documents and the Financial Statements and has otherwise undertaken such inquiry as is in his opinion necessary to enable him to express an informed opinion with respect to the above representations, warranties and acknowledgments of Borrower and, to the best of his knowledge, such representations, warranties, and acknowledgments are true, correct and complete.

     IN WITNESS WHEREOF, this instrument is executed as of _______________, 19______.

                              HOMEOWNERS MORTGAGE & EQUITY, INC.
                              D/B/A HOME, INC., a Delaware corporation



                              By:_________________________________
                                  Tommy M. Parker
                                  Executive Vice President

STATE OF TEXAS     (S)
                   (S)
COUNTY OF DALLAS   (S)


     This instrument was ACKNOWLEDGED before me the ____ day of __________, 199__, by John Ballard, President of HOMEOWNERS MORTGAGE & EQUITY, INC. D/B/A HOME, INC., a Delaware corporation, on behalf of said corporation.


                              ________________________________
                              Notary Public - State of Texas

My Commission expires:        ________________________________
_____________________         Printed Name of Notary

                                                                       EXHIBIT H
                                                                       ---------

                                 Schedule H-1
                                 ------------

Financial Covenants                Required                 Actual or
-------------------                --------                 ------ --
                                                            [IN COMPLIANCE]*
                                                            ---------------

1)   No Merger [7.01]:                                      [YES or NO]*

2)   Limitation on Indebtedness
          of Borrower [7.02]:                               [YES or NO]*

3)   Negative Pledge [7.05]:                                [YES or NO]*

4)   Loans, Advances and
          Investments of Borrower
          and Affiliates [7.06]:                            [YES or NO]*

5)   Operational Changes [7.09]:
                                                            [YES or NO]*
6)   Compliance with ERISA
          [7.10]:                                           [YES or NO]*

7)   Net Worth of Borrower         Not less than $3,000,000
          [7.11]:                  plus 7.11(a) & (b)             ______

8)   Tangible Net Worth of         Not less than
          Borrower [7.02]:         HUD, FNMA, GNMA
                                   FHLMC minimum                  ______
9)   Adjusted Tangible Net
          Worth of Borrower        Not less than $3,000,000
          [7.13]:                  plus 7.13(a) & (b)             ______

10)  Total Liabilities to
          Adjusted Tangible Net    Not less than
          Worth [7.14]:            3.5 to 1.0                     ______

11)  Management [7.15]:                                     [YES or NO]*

12)  Interested Transactions [7.16]:                        [YES or NO]*

13)  Transfer of Stock [7.17]:                              [YES or NO]*

14)  Liquidity [7.20]:             Not less than
                                   500,000.00                     ______

                                   HOMEOWNERS MORTGAGE & EQUITY, INC.
                                   D/B/A HOME, INC., A Delaware corporation



                                   By:  _______________________________

                                        _______________________________


_________________________
          [Date]


STATE OF TEXAS      (S)
                    (S)
COUNTY OF TRAVIS    (S)


This instrument was ACKNOWLEDGED before me the ____ day of _________. 199_, by _________________, ________________ of HOMEOWNERS MORTGAGE & EQUITY, INC. D/B/A
HOME, INC., a Delaware corporation, on behalf of said corporation.




                                        _______________________________
                                        Notary Public - State of Texas

                                        _______________________________
My Commission expires:                  Printed Name of Notary

_____________________

                                  EXHIBIT "G"
         TO BE FILED IN THE OFFICE OF THE SECRETARY OF STATE OF TEXAS

                      FINANCING STATEMENT CHANGE - UCC-3
                      ----------------------------------


This instrument is prepared as, and is intended to be, a Financing Statement, complying with the formal requisites therefor, as set forth in the Texas Business and Commerce Code, Article 9 (also known as the Texas Uniform Commercial Code - Secured Transactions) (the "Code"), and, in particular,
                                              ----
Section 9.402 thereof.

1.   The name and address of the debtor ("Debtor") is:
                                          ------

          HomeOwners Mortgage & Equity, Inc. d/b/a Home, Inc.
          6836 Austin Center Blvd.
          Suite 280
          Austin, Texas  78731
          Attention:  Mr. Tommy M. Parker
                      Executive Vice President

2.   The name and address of the secured party ("Secured Party") is:
                                                 -------------

          Guaranty Federal Bank
          8333 Douglas Avenue
          Dallas, Texas  75225

3.   Original Financing Statement Number is:  96-123685

3a.  Original Date Filed is:  June 25, 1996

________________________________________________________________________________
4.  A.  [X]  AMENDMENT - THE FINANCING STATEMENT IS AMENDED AS SET FORTH IN ITEM
             5 BELOW.
--------------------------------------------------------------------------------
    B. [_] TOTAL ASSIGNMENT - ALL OF SECURED PARTY'S RIGHTS UNDER THE FINANCING STATEMENT HAVE BEEN ASSIGNED TO THE ASSIGNEE WHOSE NAME AND ADDRESS ARE SET FORTH IN ITEM 5 BELOW.
--------------------------------------------------------------------------------
    C. [_] PARTIAL ASSIGNMENT - SOME OF SECURED PARTY'S RIGHTS HAVE BEEN ASSIGNED TO THE ASSIGNEE SHOWN IN ITEM 5 BELOW.
--------------------------------------------------------------------------------
    D.  [_]  CONTINUATION - THE ORIGINAL STATEMENT IS STILL EFFECTIVE.
--------------------------------------------------------------------------------
    E. [_] TOTAL RELEASE - THE SECURED PARTY RELEASES ALL OF THEIR INTEREST IN THE COLLATERAL.
--------------------------------------------------------------------------------
    F. [_] PARTIAL RELEASE - THE SECURED PARTY RELEASES THE FOLLOWING COLLATERAL DESCRIBED IN ITEM 5 BELOW.
--------------------------------------------------------------------------------
    G. [_] TERMINATION - THE SECURED PARTY(IES) OF RECORD NO LONGER CLAIMS A SECURITY INTEREST AND THE FINANCING STATEMENT IS TERMINATED.
================================================================================

5. The Schedule of Collateral attached to the Original Financing Statement is amended as follows:

          (a)  The following new definition is added in alphabetical order:

               "FHA Receivables" shall mean any and all claims of Borrower
                ---------------
          against the United States Department of Housing and Urban Development for payment of a claim filed by Borrower relating to a Title I Loan serving as Collateral hereunder."

          (b)  The following new definition is added in alphabetical order:

               ""Title I" means Title I of the National Housing Act in 1934, 12
                 -------
          U.S.C. 1703, as amended by the National Affordable Housing Act of 1989 and the Housing and Community Development Act of 1992."

          (c) The following new definition is added in alphabetical order to the definitions on page 12:

               ""Title I Loan" means a Loan reasonably satisfactory to the Bank,
                 ------------
          which conforms to the eligibility requirements established by an Investor pursuant to the requirements of a Take-Out Commitment acceptable to Bank and which is insured under Title I.

          (d) Subsection (e) is hereby modified to add the phrase "FHA
              --------------
     Receivables" after the phrase "including, without limitation,"

     Dated the 9th day of July, 1996.


                              SIGNATURE OF DEBTOR:
                              -------------------

                              HOMEOWNERS MORTGAGE & EQUITY, INC.
                              D/B/A HOME, INC., a Delaware corporation


                              By:_________________________________________
                                 Tommy M. Parker,
                                 Executive Vice President

                              SIGNATURE OF SECURED PARTY:
                              --------------------------


                              GUARANTY FEDERAL BANK, F.S.B.,
                              a federal savings bank


                              By:_________________________________________
                                 W. James Meintjes,
                                 Assistant Vice President

STATE OF TEXAS    (S)
                  (S)
COUNTY OF TRAVIS  (S)


     This instrument was acknowledged before me on July ___, 1996, by Tommy M. Parker, in his capacity as Executive Vice President of HOMEOWNERS MORTGAGE & EQUITY, INC. D/B/A HOME, INC., a Delaware corporation, on behalf of said corporation.


[S E A L]
                                       _________________________________
                                       Notary Public - State of Texas

My Commission Expires:
----------------------------
                                       _________________________________
                                       Printed Name of Notary Public


STATE OF TEXAS    (S)
                  (S)
COUNTY OF DALLAS  (S)

     This instrument was acknowledged before me on July ___, 1996, by W. James Meintjes, in his capacity as Assistant Vice President of GUARANTY FEDERAL BANK, F.S.B., a federal savings bank, on behalf of said bank.


[S E A L]
                                       _________________________________
                                       Notary Public - State of Texas

My Commission Expires:
----------------------------
                                       _________________________________
                                       Printed Name of Notary Public

                                 EXHIBIT "H"
                                 -----------

                      HOMEOWNERS MORTGAGE & EQUITY, INC.
                               D/B/A HOME, INC.


                                 July 9, 1996



Mr. W. James Meintjes
Assistant Vice President
Guaranty Federal Bank, F.S.B.
8333 Douglas Avenue, 10th Floor
Dallas, Texas  75225

     Re: $10,000,000.00 Warehouse Loan from Guaranty Federal Bank, F.S.B. to Homeowners Mortgage & Equity, Inc., a Delaware corporation, dba Home, Inc.

Gentlemen:

     HomeOwners Mortgage & Equity, Inc., a Delaware corporation, dba Home, Inc. ("Borrower") hereby certifies to Guaranty Federal Bank, F.S.B., a federal
  --------
savings bank ("Bank") as follows.  Capitalized terms used herein and defined in
               ----
the Loan Agreement dated as of June 1, 1996 by and between Borrower and Bank shall be used herein as so defined.

     1. Borrower is in full compliance with all terms and conditions contained in the Agreement and the Loan Documents.

     2. All representations and warranties of Borrower in the Agreement are true and correct as of the date hereof.

     3. No Default exists under the Loan Documents and no event has occurred which with notice and/or the opportunity to cure would become a Default.


                                        HOMEOWNERS MORTGAGE & EQUITY, INC.,
                                        a Delaware corporation d/b/a HOME, INC.


                                        By:_____________________________________
                                             Tommy M. Parker,
                                             Executive Vice President

STATE OF TEXAS      (S)
                    (S)
COUNTY OF TRAVIS    (S)


     This instrument was ACKNOWLEDGED before me the ____ day of July, 1996, by Tommy M. Parker, Executive Vice President of HOMEOWNERS MORTGAGE & EQUITY, INC. d/b/a Home, Inc., a Delaware corporation, on behalf of said corporation.

                                        ________________________________
                                        Notary Public - State of Texas

My Commission expires:                  ________________________________
_____________________                   Printed Name of Notary